Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Supplemental Agreement No. 20
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of June 30, 2022, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-20);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:
(i)*** the scheduled delivery month of *** 737-*** Aircraft as shown in Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***”;
UAL-PA-03776         SA-20, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 20 to
Purchase Agreement No. 03776
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-20”).
2.Tables.
Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1A (identified by “SA-20”) to reflect the *** scheduled delivery month of *** 737-*** Aircraft.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-03776        SA-20, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 20 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney in Fact	Executive Vice-President and Chief Financial Officer
Title	Title

UAL-PA-03776        SA-20, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-18 §4.2
Article 2.	Delivery Schedule	SA-18 §4.2
Article 3.	Price	SA-18 §4.2
Article 4.	Payment	SA-18 §4.2
Article 5.	Additional Terms	SA-18 §4.2
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-18
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-20 & SA-18 §4.1
1B.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
1C.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
EXHIBITS
A-1	737-9 & *** 737-9Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	*** 737-*** Aircraft Configuration	SA-16
A-5	737-*** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	***/Airframe and *** Features
AE2.	***/Airframe and *** Features for the 737-10 Aircraft	SA-18 §4.2
BFE1.	BFE Variables 737-9 Aircraft	SA-7
BFE2.	BFE Variables 737-10 Aircraft	SA-9
UAL-PA-03776    TABLE OF CONTENTS    SA-20, Page 1 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-18 §4.2
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R4	*** Matters	SA-16
UAL-PA-03776-LA-1207638R3	***	SA-16
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15 & SA-18 §4.2
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-18 §4.2
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R6	Special Matters	SA-19
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R4	***	SA-18
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1208869R2	Delivery *** Matters	SA-16
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** for the 737-*** Aircraft	SA-18 §4.2
UAL-PA-03776    TABLE OF CONTENTS    SA-20, Page 2 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14
UAL-PA-3776-LA-2103143	Airline Operational Efficacy Matter	SA-16
UAL-PA-3776-LA-2103288	***	SA-16

UAL-PA-03776    TABLE OF CONTENTS    SA-20, Page 3 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021
Supplemental Agreement No. 16	June 27, 2021
Supplemental Agreement No. 17	August 12, 2021
Supplemental Agreement No. 18	September 8, 2021
Supplemental Agreement No. 19	November 30, 2021
Supplemental Agreement No. 20	June 30, 2022

UAL-PA-03776    TABLE OF CONTENTS    SA-20, Page 4 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY